EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned officer of Zhongbao International, Inc. (the "Company") hereby certifies that, to his knowledge, the Company's Annual Report on Form 10-K to which this certification is attached (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Haoji Xia
Haoji Xia, Chief Executive Officer and Chief Financial Officer (Principal Executive Officer, Principal Financial Officer)

September 28, 2011